MERGER WITH FRONTLINE 2012	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
MERGER WITH FRONTLINE 2012
4. MERGER WITH FRONTLINE 2012

The Transaction

On July 1, 2015, the Company, Frontline Acquisition and Frontline 2012 entered into a Merger Agreement pursuant to which Frontline Acquisition and Frontline 2012 agreed to enter the Merger, with Frontline 2012 as the surviving legal entity and thus becoming a wholly-owned subsidiary of the Company. The Merger was completed on November 30, 2015 and shareholders in Frontline 2012 received shares in the Company as merger consideration. One share in Frontline 2012 gave the right to receive 2.55 shares in the Company and 583.6 million shares were issued as merger consideration based on the total number of Frontline 2012 shares of 249.1 million less 6.8 million treasury shares held by Frontline 2012 and 13.46 million Frontline 2012 shares held by the Company, which were cancelled upon completion of the Merger. Following completion of the Merger, existing shareholders of the Company and Frontline 2012 owned 25.4% and 74.6%, respectively, of the Company.

Prior to the merger announcement, the Hemen and certain of its affiliates, owned approximately 13% of the common shares in the Company, approximately 59% of the ordinary shares in Frontline 2012, and approximately 37% of the ordinary shares in Ship Finance International Limited, or Ship Finance. Prior to the merger announcement, Ship Finance owned approximately 28% of the common shares in the Company. Approval of the Merger required that a minimum of 75% of the voting Frontline 2012 shareholders and 50% of the voting Company shareholders voted in favor of the Merger. In connection with the special general meetings of the Company and Frontline 2012, Hemen and Ship Finance entered into voting agreements to vote all of their respective shares in favor of the Merger. Following completion of the Merger, Hemen and Ship Finance, own 51.7% and 7.0%, respectively, of the Company's outstanding shares.

Accounting for the Merger

The Merger has been accounted for as a business combination using the acquisition method of accounting under the provisions of ASC 805, with Frontline 2012 selected as the accounting acquirer under this guidance. The factors that were considered in determining that Frontline 2012 should be treated as the accounting acquirer were the relative voting rights in the combined company, the composition of the board of directors in the combined company, the controlling interest of Hemen, the relative sizes of the Company and Frontline 2012, the composition of senior management of the combined company, the name of the combined company, the terms of exchange of equity interests and the continued stock exchange listings of the combined company. Management believes that the relative voting rights in the combined company, the composition of the board of directors in the combined company, the controlling interest of Hemen and the relative sizes of the Company and Frontline 2012 were the most significant factors in determining Frontline 2012 as the accounting acquirer.

The following represents the purchase price calculation (in thousands, total amounts may not recalculate due to rounding) and has not been restated for the 1-for-5 reverse share split:

(Number of shares in thousands)
Total number of Frontline 2012 shares	249,100
Cancellation of treasury shares	(6,792)
Cancellation of shares held by the Company	(13,460)
Number of Frontline 2012 shares qualifying for merger consideration	228,848
Frontline 2012 shares that would be issued to maintain combined company shareholdings (1)	77,794
Total number of Frontline 2012 shares if it was the legal acquirer	306,642

1.
As Frontline 2012 shareholders own approximately 74.6% of the combined company, it is calculated that Frontline 2012 would issue approximately 77,794,000 shares in order to retain a 74.6% shareholding if it was the legal acquirer.

(in thousands of $)
Frontline 2012 shares that would be issued to maintain combined company shareholdings	77,794
Closing Frontline 2012 share price on November 30, 2015	$7.18
Total estimated purchase price consideration	558,571

The following represents the calculation of goodwill arising and the allocation of the total purchase price to the estimated fair value and historic cost of assets acquired and fair value of liabilities assumed:

(in thousands of $)
Total estimated purchase price consideration	558,571
Fair value of net assets acquired and liabilities assumed	(333,298)
Goodwill	225,273

(in thousands of $)
Cash and cash equivalents	87,443
Current assets	145,601
Vessels and equipment, net	132,712
Vessels held under capital lease, net	706,219
Favorable newbuilding contracts	16,523
Investment in finance lease, long term portion	41,468
Short-term debt and current portion of long-term debt	(4,004)
Current portion of obligations under capital lease	(96,123)
Other current liabilities	(91,250)
Long-term debt	(52,516)
Obligations under capital lease, long term portion	(453,007)
Other non-current liabilities	(99,768)
Fair value of net assets acquired and liabilities assumed	333,298

The Company believes that the goodwill may be attributable, in part or in whole, to the following factors; the expected synergies from combining the operations of the Company and Frontline 2012, particularly in respect of the benefits of operating an enlarged oil tanker fleet and assembled workforce. Also, the exchange ratio for the merger was agreed between the Company and Frontline 2012 in June 2015. Due to passage of time from June 2015 until completion of the merger in November 2015, the increase in Frontline 2012's share price resulted in a increase in the purchase price consideration, which increased the goodwill amount that was recognized upon completion of the Merger.

Vessels and equipment, net
The two vessels acquired upon the Merger have been valued at fair value (level 2) based on the average of broker valuations from two different ship broker companies The brokers assess each vessel based on, among others, age, yard, deadweight capacity and compare this to market transactions. The fair value of the vessels less estimated residual value is depreciated on a straight-line basis over the vessels' estimated remaining economic useful lives in accordance with Frontline 2012's existing policy.

Favorable newbuilding contracts
In November 2015, the Company entered into an agreement to purchase two Suezmax tanker newbuilding contracts from Golden Ocean at a purchase price of $55.7 million per vessel. The vessels have delivery dates in the first half of 2017. The contracts were acquired as a result of the Merger and were fair valued (level 2) at $16.5 million being the excess of the estimated fair value of the contracts less the purchase price. The fair value of favorable newbuilding contracts was added to the carrying value of Newbuildings when the purchase of these contracts was completed in December 2015.

Vessels acquired with existing time charters
The value of a time charter contract acquired with a vessel is recognized separately to the value of the vessel. These contracts are fair valued (level 3) using an 'excess earnings' technique whereby the terms of the contract are assessed relative to current market conditions and they are recorded at the sum of the incremental or decremental cash flows arising over the life of the contracts. The Company acquired five unfavorable time charter contracts upon the Merger. The value of such contracts is amortized over the term of the contracts on a straight line basis.

Vessels under capital lease
Leases of vessels, where the Company has substantially all the risks and rewards of ownership, are classified as capital leases. The Company acquired nineteen vessels under capital lease upon the Merger, fifteen of which are leased from Ship Finance (one lease was terminated in December 2015) and require daily hire payments to Ship Finance of $20,000 and $15,000 for VLCCs and Suezmaxes, respectively, and a profit share payment (contingent rental expense) of 50% above the daily hire rates. The leasehold interest in these capital leased assets has been recorded at fair value (level 3) based on the discounted value of the expected cash flows from the vessels.

The obligations under these capital leases have been recorded at fair value (level 3) based on the net present value of the contractual lease payments and the estimated contingent rental expense that is expected to accrue over the terms of the leases. As of December 31, 2015, the Company has recorded total obligations under these capital leases of $536.4 million of which $309.9 million is in respect of the minimum contractual payments and $226.5 million is in respect of contingent rental expense.

Investment in finance leases
The Company acquired one sales-type lease as a result of the Merger. The fair value (level 3) of the leasehold interest is based on the expected future cash flows derived from the time charter out of the vessel over the remaining term of the lease. The difference between the gross investment in the lease and the sum of the present values of lease payments and residual value is recorded as finance lease interest income and is amortized to income over the period of the lease so as to produce a constant periodic rate of return on the net investment in the lease.

The Consolidated Statement of Operations for 2015 includes revenues of $43.5 million and net income of $9.8 million, which are attributable to the Company.

Unaudited Pro Forma Results

The following unaudited pro forma financial information presents the combined results of operations of the Company and Frontline 2012 as if the Merger had occurred as of the beginning of the years presented. The pro forma financial information is not intended to represent or be indicative of the consolidated results of operations or financial condition of the Company that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of the Company.

(in thousands $, except per share data)	2015	2014
Total operating revenues	934,670	777,436

Net income (loss) from continuing operations	269,352	(90,672)
Loss from discontinued operations	(131,006)	(51,159)
Net income (loss)	138,346	(141,831)
Net loss attributable to non-controlling interest	30,244	63,214
Net income (loss) attributable to the Company	168,590	(78,617)

Basic and diluted earnings per share;
Basic and diluted earnings (loss) per share attributable to the Company from continuing operations	$2.24	$(0.73)
Basic and diluted (loss) income per share attributable to the Company from discontinued operations	$(0.84)	$0.10
Basic and diluted earnings (loss) per share attributable to the Company	$1.40	$(0.63)